Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Nine Months Ended
	September 30,
	2017	2016	Change
Interest income	$855,563	758,270	12.8%
Interest expense	101,966	92,620	10.1

Net interest income	753,597	665,650	13.2
Provision for loan losses	58,620	21,741	169.6

Net interest income after provision for loan losses	694,977	643,909	7.9

Non-interest income:
Service charges on deposit accounts	59,848	60,772	(1.5)
Fiduciary and asset management fees	37,290	34,691	7.5
Brokerage revenue	21,947	20,019	9.6
Mortgage banking income	17,151	18,755	(8.6)
Bankcard fees	24,339	24,988	(2.6)
Cabela’s transaction fee	75,000	—	nm
Investment securities (losses) gains, net	(289)	126	nm
Decrease in fair value of private equity investments, net	(3,193)	(527)	nm
Other fee income	16,127	15,255	5.7
Other non-interest income	27,754	25,109	10.5

Total non-interest income	275,974	199,188	38.5

Non-interest expense:
Salaries and other personnel expense	322,079	300,364	7.2
Net occupancy and equipment expense	89,837	81,480	10.3
Third-party processing expense	39,882	34,033	17.2
FDIC insurance and other regulatory fees	20,723	20,100	3.1
Professional fees	20,048	19,794	1.3
Advertising expense	14,868	15,358	(3.2)
Foreclosed real estate expense, net	10,847	9,998	8.5
Earnout liability adjustments	3,766	—	nm
Merger-related expense	110	550	nm
Amortization of intangibles	767	121	nm
Fair value adjustment to Visa derivative	—	1,079	nm
Loss on early extinguishment of debt	—	4,735	nm
Litigation contingency/settlement expense	401	2,511	nm
Restructuring charges, net	7,043	8,225	(14.4)
Other operating expenses	64,409	64,368	0.1

Total non-interest expense	594,780	562,716	5.7

Income before income taxes	376,171	280,381	34.2
Income tax expense	130,303	102,148	27.6

Net income	245,868	178,233	37.9
Dividends on preferred stock	7,678	7,678	—

Net income available to common shareholders	$238,190	170,555	39.7%

Net income per common share, basic	$1.96	1.36	43.4%
Net income per common share, diluted	1.94	1.36	43.2
Cash dividends declared per common share	0.45	0.36	25.0
Return on average assets	1.07%	0.81	26	bp
Return on average common equity	11.20	8.07	313
Weighted average common shares outstanding, basic	121,796	125,076	(2.6)%
Weighted average common shares outstanding, diluted	122,628	125,712	(2.5)

nm - not meaningful

bps - basis points

Synovus

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)

	2017			2016		3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘17 vs. ‘16 Change
Interest income	$297,652	285,510	272,401	264,534	256,554	16.0%
Interest expense	35,080	34,413	32,474	31,004	30,547	14.8

Net interest income	262,572	251,097	239,927	233,530	226,007	16.2
Provision for loan losses	39,686	10,260	8,674	6,259	5,671	nm

Net interest income after provision for loan losses	222,886	240,837	231,253	227,271	220,336	1.2

Non-interest income:
Service charges on deposit accounts	20,255	19,820	19,774	20,653	20,822	(2.7)
Fiduciary and asset management fees	12,615	12,524	12,151	11,903	11,837	6.6
Brokerage revenue	7,511	7,210	7,226	7,009	6,199	21.2
Mortgage banking income	5,603	5,784	5,766	5,504	7,329	(23.6)
Bankcard fees	7,901	8,253	8,185	8,330	8,269	(4.5)
Cabela’s transaction fee	75,000	—	—	—	—	nm
Investment securities (losses) gains, net	(7,956)	(1)	7,668	5,885	59	nm
Decrease in fair value of private equity investments, net	(27)	(1,352)	(1,814)	(499)	(249)	nm
Other fee income	5,094	6,164	4,868	4,965	5,171	(1.5)
Other non-interest income	9,439	10,299	8,015	10,256	8,718	8.3

Total non-interest income	135,435	68,701	71,839	74,006	68,155	98.7

Non-interest expense:
Salaries and other personnel expense	109,675	105,213	107,191	101,662	101,945	7.6
Net occupancy and equipment expense	30,573	29,933	29,331	27,867	28,120	8.7
Third-party processing expense	13,659	13,620	12,603	12,287	11,219	21.7
FDIC insurance and other regulatory fees	7,078	6,875	6,770	6,614	6,756	4.8
Professional fees	7,141	7,551	5,355	6,904	6,486	10.1
Advertising expense	3,610	5,346	5,912	4,905	5,597	(35.5)
Foreclosed real estate expense, net	7,265	1,448	2,134	2,840	2,725	166.6
Earnout liability adjustments	2,059	1,707	—	—	—	nm
Merger-related expense	23	—	86	1,086	550	nm
Amortization of intangibles	292	292	183	400	—	nm
Fair value adjustment to Visa derivative	—	—	—	4,716	360	nm
Litigation contingency (recovery) expense	401	—	—	—	(189)	nm
Restructuring charges, net	519	13	6,511	42	1,243	nm
Other operating expenses	23,351	19,749	21,312	23,886	21,059	10.9

Total non-interest expense	205,646	191,747	197,388	193,209	185,871	10.6

Income before income taxes	152,675	117,791	105,704	108,068	102,620	48.8
Income tax expense	54,668	41,788	33,847	39,519	37,375	46.3

Net income	98,007	76,003	71,857	68,549	65,245	50.2
Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	—

Net income available to common shareholders	$95,448	73,444	69,298	65,990	62,686	52.3%

Net income per common share, basic	$0.79	0.60	0.57	0.54	0.51	54.8%
Net income per common share, diluted	0.78	0.60	0.56	0.54	0.51	54.5
Cash dividends declared per common share	0.15	0.15	0.15	0.12	0.12	25.0
Return on average assets *	1.27%	1.00	0.96	0.90	0.88	39 bps
Return on average common equity *	13.24	10.34	9.97	9.42	8.89	435
Weighted average common shares outstanding, basic	120,900	122,203	122,300	122,341	122,924	(1.6)%
Weighted average common shares outstanding, diluted	121,814	123,027	123,059	123,187	123,604	(1.4)

nm - not meaningful

bps - basis points

* - ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)	September 30, 2017	December 31, 2016	September 30, 2016
ASSETS
Cash and cash equivalents	$386,459	395,175	367,342
Interest bearing funds with Federal Reserve Bank	1,297,581	527,090	985,776
Interest earning deposits with banks	6,047	18,720	18,375
Federal funds sold and securities purchased under resale agreements	48,820	58,060	71,753
Trading account assets, at fair value	12,329	9,314	7,309
Mortgage loans held for sale, at fair value	54,072	51,545	95,769
Other loans held for sale	31,253	127	2,474
Investment securities available for sale, at fair value	3,825,443	3,718,195	3,603,153
Loans, net of deferred fees and costs	24,487,360	23,856,391	23,262,887
Allowance for loan losses	(249,683)	(251,758)	(253,817)

Loans, net	24,237,677	23,604,633	23,009,070

Premises and equipment, net	423,245	417,485	418,091
Goodwill	57,315	59,678	24,431
Other intangible assets	11,548	13,223	225
Other real estate	10,551	22,308	28,438
Deferred tax asset, net	272,052	395,356	395,795
Other assets	967,731	813,093	699,095

Total assets	$31,642,123	30,104,002	29,727,096

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$7,302,682	7,085,804	7,059,059
Interest bearing deposits, excluding brokered deposits	16,420,319	16,183,273	15,817,596
Brokered deposits	2,463,227	1,378,983	1,315,348

Total deposits	26,186,228	24,648,060	24,192,003
Federal funds purchased and securities sold under repurchase agreements	141,539	159,699	195,025
Long-term debt	1,882,607	2,160,881	2,160,985
Other liabilities	434,671	207,438	272,424

Total liabilities	28,645,045	27,176,078	26,820,437

Shareholders’ equity:
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at September 30, 2017, December 31, 2016, and September 30, 2016	125,980	125,980	125,980
Common stock - $1.00 par value. 119,566,625 shares outstanding at September 30, 2017, 122,266,106 shares outstanding at December 31, 2016, and 121,453,772 shares outstanding at September 30, 2016	142,525	142,026	141,066
Additional paid-in capital	3,033,681	3,028,405	2,987,760
Treasury stock, at cost - 22,958,514 shares at September 30, 2017, 19,759,614 shares at December 31, 2016, and 19,612,435 shares at September 30, 2016	(800,509)	(664,595)	(654,014)
Accumulated other comprehensive income (loss)	(39,596)	(55,659)	5,165
Retained earnings	534,997	351,767	300,702

Total shareholders’ equity	2,997,078	2,927,924	2,906,659

Total liabilities and shareholders’ equity	$31,642,123	30,104,002	29,727,096

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2017			2016
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,786,436	3,844,688	3,841,556	3,643,510	3,544,933
Yield	2.11%	2.11	2.06	1.92	1.83
Tax-exempt investment securities (2) (4)	$259	340	2,730	2,824	2,943
Yield (taxable equivalent)	7.86%	6.87	5.81	5.82	5.96
Trading account assets	$7,823	3,667	6,443	6,799	5,493
Yield	2.09%	2.28	1.72	2.63	0.93
Commercial loans (3) (4)	$19,059,936	19,137,733	19,043,384	18,812,659	18,419,484
Yield	4.41%	4.27	4.16	4.05	4.03
Consumer loans	$5,440,765	5,215,258	4,992,683	4,911,149	4,720,082
Yield	4.55%	4.49	4.40	4.27	4.30
Allowance for loan losses	$(249,248)	(251,219)	(253,927)	(253,713)	(255,675)

Loans, net (3)	$24,251,453	24,101,772	23,782,140	23,470,095	22,883,891
Yield	4.49%	4.36	4.25	4.14	4.14
Mortgage loans held for sale	$52,177	52,224	46,554	77,652	87,524
Yield	3.88%	3.87	4.01	3.51	3.32
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$543,556	561,503	654,322	982,355	998,565
Yield	1.23%	1.00	0.77	0.49	0.48
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$175,263	177,323	170,844	121,079	70,570
Yield	3.50%	2.99	3.42	3.75	4.99

Total interest earning assets	$28,816,967	28,741,517	28,504,589	28,304,314	27,593,919
Yield	4.11%	3.99	3.88	3.73	3.71

Interest Bearing Liabilities

Interest bearing demand deposits	$4,868,372	4,837,053	4,784,329	4,488,135	4,274,117
Rate	0.27%	0.23	0.19	0.16	0.16
Money market accounts	$7,528,036	7,427,562	7,424,627	7,359,067	7,227,030
Rate	0.34%	0.32	0.31	0.29	0.29
Savings deposits	$803,184	805,019	909,660	908,725	797,961
Rate	0.03%	0.04	0.11	0.12	0.07
Time deposits under $100,000	$1,183,582	1,202,746	1,215,593	1,229,809	1,248,294
Rate	0.68%	0.67	0.64	0.64	0.64
Time deposits over $100,000	$2,067,347	2,040,924	2,029,713	2,014,564	2,030,242
Rate	0.97%	0.94	0.92	0.90	0.88
Non maturing brokered deposits	$547,466	564,043	619,627	638,779	634,596
Rate	0.73%	0.54	0.41	0.31	0.29
Brokered time deposits	$983,423	815,515	761,159	742,153	775,143
Rate	1.16%	0.94	0.92	0.90	0.88

Total interest bearing deposits	$17,981,410	17,692,862	17,744,708	17,381,232	16,987,383
Rate	0.46%	0.41	0.39	0.37	0.37
Federal funds purchased and securities sold under repurchase agreements	$191,585	183,400	176,854	219,429	247,378
Rate	0.08%	0.10	0.09	0.08	0.09
Long-term debt	$1,985,175	2,270,452	2,184,072	2,190,716	2,114,193
Rate	2.81%	2.83	2.83	2.65	2.71

Total interest bearing liabilities	$20,158,170	20,146,714	20,105,634	19,791,377	19,348,954
Rate	0.69%	0.68	0.65	0.62	0.63

Non-interest bearing demand deposits	$7,305,508	7,298,845	7,174,146	7,280,033	7,042,908
Effective cost of funds	0.48%	0.48	0.46	0.44	0.44

Net interest margin	3.63%	3.51	3.42	3.29	3.27

Taxable equivalent adjustment	$283	298	309	322	330

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

Loan Type	Total Non-performing Loans September 30, 2017	Total Non-performing Loans June 30, 2017	3Q17 vs. 2Q17 % change (1)	Total Non-performing Loans September 30, 2016	3Q17 vs. 3Q16 % change
Multi-Family	$1,096	1,621	(128.5)%	$3,912	(72.0)
Hotels	—	376	(396.7)	346	nm %
Office Buildings	234	326	(112.0)	931	(74.9)
Shopping Centers	327	161	409.1	354	(7.6)
Warehouses	38	41	(29.0)	1,108	(96.6)
Other Investment Property	367	1,187	(274.1)	1,833	(80.0)

Total Investment Properties	2,062	3,712	(176.4)	8,484	(75.7)
1-4 Family Construction	—	—	—	304	nm
1-4 Family Investment Mortgage	2,712	8,535	(270.7)	7,658	(64.6)

Total 1-4 Family Properties	2,712	8,535	(270.7)	7,962	(65.9)
Commercial Development	47	269	(327.4)	400	(88.3)
Residential Development	4,720	5,585	(61.4)	9,190	(48.6)
Land Acquisition	2,161	5,077	(227.9)	6,672	(67.6)

Land and Development	6,928	10,931	(145.3)	16,262	(57.4)

Total Commercial Real Estate	11,702	23,178	(196.4)	32,708	(64.2)

Commercial, Financial, and Agricultural	58,139	69,550	(65.1)	49,874	16.6
Owner-Occupied	3,960	24,918	(333.7)	21,443	(81.5)

Total Commercial & Industrial	62,099	94,468	(135.9)	71,317	(12.9)

Home Equity Lines	15,638	20,648	(96.3)	19,815	(21.1)
Consumer Mortgages	6,332	18,035	(257.4)	21,284	(70.2)
Other Consumer Loans	2,067	2,988	(122.3)	3,031	(31.8)

Total Consumer	24,037	41,671	(167.9)	44,130	(45.5)

Total	$97,838	159,317	(153.1)%	$148,155	(34.0)%

(1)	Percentage change is annualized.

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

Loan Type	Total Loans September 30, 2017	Total Loans June 30, 2017	3Q17 vs. 2Q17 % change (1)	Total Loans September 30, 2016	3Q17 vs. 3Q16 % change
Multi-Family	$1,636,449	1,724,917	(20.3)%	$1,553,275	5.4%
Hotels	832,990	835,110	(1.0)	774,873	7.5
Office Buildings	1,576,672	1,567,984	2.2	1,575,190	0.1
Shopping Centers	840,367	864,868	(11.2)	917,284	(8.4)
Warehouses	494,570	467,369	23.1	522,170	(5.3)
Other Investment Property	544,048	575,415	(21.6)	555,839	(2.1)

Total Investment Properties	5,925,096	6,035,663	(7.3)	5,898,631	0.4
1-4 Family Construction	195,273	198,419	(6.3)	193,791	0.8
1-4 Family Investment Mortgage	599,342	637,201	(23.6)	727,897	(17.7)

Total 1-4 Family Properties	794,615	835,620	(19.5)	921,688	(13.8)
Commercial Development	66,521	66,055	2.8	77,807	(14.5)
Residential Development	117,878	118,032	(0.5)	149,366	(21.1)
Land Acquisition	322,814	365,657	(46.5)	425,058	(24.1)

Land and Development	507,213	549,744	(30.7)	652,231	(22.2)

Total Commercial Real Estate	7,226,924	7,421,027	(10.4)	7,472,550	(3.3)

Commercial, Financial, and Agricultural	6,961,709	6,993,817	(1.8)	6,537,657	6.5
Owner-Occupied	4,765,433	4,750,335	1.3	4,471,365	6.6

Total Commercial & Industrial	11,727,142	11,744,152	(0.6)	11,009,022	6.5

Home Equity Lines	1,528,889	1,563,167	(8.7)	1,638,844	(6.7)
Consumer Mortgages	2,557,680	2,470,665	14.0	2,243,154	14.0
Credit Cards	225,726	225,900	(0.3)	232,309	(2.8)
Other Consumer Loans	1,245,277	1,031,639	82.2	693,204	79.6

Total Consumer	5,557,572	5,291,371	20.0	4,807,511	15.6

Unearned Income	(24,278)	(26,038)	(26.8)	(26,196)	(7.3)

Total	$24,487,360	24,430,512	0.9%	$23,262,887	5.3%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2017			2016		3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	’17 vs. ’16 Change
Non-performing Loans	$97,838	159,317	158,366	153,378	148,155	(34.0)%
Impaired Loans Held for Sale (1)	30,197	127	8,442	—	2,473	nm
Other Real Estate	10,551	19,476	20,425	22,308	28,438	(62.9)

Non-performing Assets	138,586	178,920	187,233	175,686	179,066	(22.6)

Allowance for loan losses	249,683	248,095	253,514	251,758	253,817	(1.6)

Net Charge-Offs - Quarter	38,099	15,678	6,919	8,319	6,930
Net Charge-Offs - YTD	60,695	22,597	6,919	28,739	20,420
Net Charge-Offs / Average Loans - Quarter (2)	0.62%	0.26	0.12	0.14	0.12
Net Charge-Offs / Average Loans - YTD (2)	0.33	0.19	0.12	0.12	0.12

Non-performing Loans / Loans	0.40	0.65	0.65	0.64	0.64
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	0.57	0.73	0.77	0.74	0.77
Allowance / Loans	1.02	1.02	1.05	1.06	1.09
Allowance / Non-performing Loans	255.20	155.72	160.08	164.14	171.32
Allowance / Non-performing Loans (3)	336.35	217.07	204.94	202.01	198.94

Past Due Loans over 90 days and Still Accruing	$5,685	4,550	2,777	3,135	5,358	6.1
As a Percentage of Loans Outstanding	0.02%	0.02	0.01	0.01	0.02

Total Past Due Loans and Still Accruing	$84,853	66,788	62,137	65,106	61,781	37.3
As a Percentage of Loans Outstanding	0.35%	0.27	0.26	0.27	0.27
Accruing Troubled Debt Restructurings (TDRs)	$166,918	167,395	172,421	195,776	201,896	(17.3)

(1)	Represent only impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	September 30, 2017	December 31, 2016	September 30, 2016
Tier 1 Capital	$2,849,579	2,685,880	2,620,379
Total Risk-Based Capital	3,362,126	3,201,268	3,139,465
Common Equity Tier 1 Ratio (transitional)	10.04%	9.96	9.96
Common Equity Tier 1 Ratio (fully phased-in)	9.87	9.51	9.48
Tier 1 Capital Ratio	10.41	10.07	10.05
Total Risk-Based Capital Ratio	12.28	12.01	12.04
Tier 1 Leverage Ratio	9.34	8.99	8.98
Common Equity as a Percentage of Total Assets (2)	9.07	9.31	9.35
Tangible Common Equity as a Percentage of Tangible Assets (3)	8.88	9.09	9.28
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	10.24	10.24	10.57
Book Value Per Common Share (4)	$24.01	22.92	22.89
Tangible Book Value Per Common Share (3)	23.44	22.32	22.69

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.